UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 5, 2018

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-20908

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 5, 2018, the shareholders of Premier Financial Bancorp, Inc. (“Premier”) adopted an amendment to Article IV of Premier’s articles of incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 30,000,000 common shares without par value.  On September 6, 2018, Premier filed with the Secretary of State of the Commonwealth of Kentucky articles of amendment evidencing the amendment to Article IV of Premier’s articles of incorporation adopted by Premier shareholders.  The articles of amendment were effective upon filing.  A copy of the articles of amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Incorporation of Premier Financial Bancorp, Inc. (as filed with and issued by the Secretary of State of the Commonwealth of Kentucky on September 6, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: September 7, 2018                                                     Brien M. Chase, Senior Vice President
  and Chief Financial Officer